                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                   /s/ R. L. Waltrip
                                   --------------------------------------
                                   R. L. WALTRIP

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                           /s/ George R. Champagne
                                           -------------------------------
                                           GEORGE R. CHAMPAGNE

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                   /s/ Wesley T. McRae
                                   -------------------------------------
                                   WESLEY T. MCRAE

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                   /s/ Anthony L. Coelho
                                   -------------------------------------
                                   ANTHONY L. COELHO

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                   /s/ Douglas M. Conway
                                   ------------------------------------
                                   DOUGLAS M. CONWAY

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                            /s/ Jack Finkelstein
                            -----------------------------------------
                            JACK FINKELSTEIN

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                            /s/ A. J. Foyt, Jr.
                            -------------------------------------------
                            A. J. FOYT, JR.

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ James J. Gavin, Jr.
                                        ----------------------------
                                        JAMES J. GAVIN, JR.

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                   /s/ James H. Greer
                                   ---------------------------------------
                                   JAMES H. GREER

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ L. William Heiligbrodt
                                        ---------------------------------
                                        L. WILLIAM HEILIGBRODT

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ B. D. Hunter
                                        ----------------------------
                                        B. D. HUNTER

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                       /s/ John W. Mecom, Jr.
                                       ---------------------------------
                                       JOHN W. MECOM, JR.

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ Clifton H. Morris, Jr.
                                        ----------------------------
                                        CLIFTON H. MORRIS, JR.

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ E. H. Thornton, Jr.
                                        ----------------------------
                                        E. H. THORNTON, JR.

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                        /s/ W. Blair Waltrip
                                       -----------------------------
                                        W. BLAIR WALTRIP

                               POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

              (ii) Common Stock (including any associated Rights) which may be issued under the Company's 1993 Long-Term Incentive Stock Option Plan, the Company's Amended 1987 Stock Plan, the Company's 1995 Stock Plan for Non-Employee Directors, the Company's 1986 Stock Option Plan, the Company's 1995 Incentive Equity Plan, the Company's 1996 Incentive Plan, the Company's 1996 Nonqualified Incentive Plan, the Company's Employee Stock Purchase Plan, and any other stock or option plans;

              (iii) Common Stock (including any associated Rights), convertible debentures of the Company, debt securities of the Company and of any subsidiary of the Company, and guarantees of promissory notes of subsidiaries of the Company which may be offered and issued by the Company from time to time in the acquisition of other businesses or properties;

              (iv) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

              (v) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

              (vi) Warrants to acquire Common Stock (including any associated Rights) of the Company;

              (vii) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

              (viii) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.


              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1997.




                                      /s/ Edward E. Williams
                                      ----------------------------------
                                      EDWARD E. WILLIAMS